Exhibit 99.1

Contact:

Melanie L. Sprowson

Director, Investor Relations

412-429-2454

msprowson@ampcopgh.com

FOR IMMEDIATE RELEASE

CARNEGIE, PA

May 23, 2016

Ampco-Pittsburgh Corporation Announces the Closing of New Credit Facility

Carnegie, PA, May 23, 2016 –Ampco-Pittsburgh Corporation (NYSE: AP) today announced the closing of a new five-year senior secured asset-based revolving credit facility of up to $100.0 million (the “Credit Facility”), with a $50.0 million “accordion feature.” For the Credit Facility, PNC Capital Markets LLC and F.N.B. Capital Markets served as Joint Lead Arrangers, First National Bank of Pennsylvania served as Syndication Agent, and Citizens Bank of Pennsylvania served as Documentation Agent. PNC Bank, National Association, will serve as Administrative Agent for the Credit Facility. K&L Gates LLP served as the Corporation’s lead counsel. Clark Hill PLC served as lead counsel for PNC Bank, National Association.

Commenting on the transaction, Mike McAuley, Ampco-Pittsburgh’s Vice President, Chief Financial Officer and Treasurer, stated, “We are pleased to announce this important new transaction with our bank group. Although we continue to maintain a strong cash balance, this new facility provides Ampco-Pittsburgh with significantly enhanced overall corporate liquidity and the financial flexibility to pursue strategic growth initiatives.”

About Ampco-Pittsburgh Corporation

Ampco-Pittsburgh Corporation, through its operating subsidiaries, is a leading producer of forged and cast rolls for the worldwide steel and aluminum industries as well as ingot and open die forged products for the oil and gas, aluminum, and plastic extrusion industries. It is also a producer of air and liquid processing equipment, primarily custom-engineered finned tube heat exchange coils, large custom air handling systems and centrifugal pumps. Ampco-Pittsburgh Corporation operates manufacturing facilities in the United States, United Kingdom, Sweden, Slovenia, and China. Sales offices are located in North and South America, Asia, Europe, and the Middle East. Corporate headquarters is located in Carnegie, Pennsylvania.

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, restructuring, profitability and anticipated synergies, expenses and cash outflows. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plans,” “intends,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or documents filed with the Securities and Exchange Commission, or in Ampco-Pittsburgh Corporation communications with and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, regarding expectations with respect to sales, earnings, cash flows, operating efficiencies, product introduction or expansion, the benefits of acquisitions and divestitures or other matters as well as financings and repurchases of debt or equity securities, are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements, include, among other things general economic and business conditions, demand for Ampco-Pittsburgh’s goods and services, competitive conditions, interest rate and foreign currency rate fluctuations, availability of key raw materials and unfavorable resolution of claims against the Corporation, as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Ampco-Pittsburgh, particularly our latest annual report on Form 10-K and subsequent filings. Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.